The UBS Funds

Summary Prospectus Supplement

•	UBS Municipal Bond Fund

July 31, 2017

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus with respect to the UBS Municipal Bond Fund series of shares of The UBS Funds, dated October 28, 2016, as follows:

Effective July 31, 2017 Charles W. Grande will be added as a portfolio manager for UBS Municipal Bond Fund.

Therefore, effective July 31, 2017, the following is added under the heading "UBS Municipal Bond Fund" and the sub-heading "Portfolio manager" of the Summary Prospectus:

•	Charles W. Grande, portfolio manager of the Fund since July 2017.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.